EXHIBIT 1


                         CONSENT OF INDEPENDENT AUDITORS




Flexsteel Industries, Inc.:

      We consent to the incorporation by reference in Registration
Statement No. 33-1836 on Form S-8 as amended by Post-Effective Amendment No. 1 for the Flexsteel Salaried Employees' Savings Plan 401(k) of our report dated August 8, 1997 appearing in the Annual Report on Form 11-K of the Flexsteel Salaried Employees' Savings Plan 401(k) for the year ended June 30, 1997.



                                              DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
September 24, 1997